                                                                   Exhibit 99.13

                                January 15, 2003

Morgan Stanley Capital Services Inc.
1585 Broadway
3/rd/ Floor, FID-Controller
New York, NY 10036

               RE: Confirmation of Primary Swap Relating to the Capital Auto
                     Receivables Asset Trust 2003-1 Certificates (MS Ref. ARKS6)

Dear Ladies and Gentlemen:

         The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction (the "Primary Swap") entered into between Morgan Stanley Capital Services Inc. (the "Counterparty") and Capital Auto Receivables Asset Trust 2003-1 (the "Trust") as of the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Primary ISDA Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The parties agree that this transaction is a Transaction under the ISDA Master Agreement of the parties dated as of January 15, 2003. The agreement is comprised of the printed form of such agreement as published by ISDA, as supplemented and modified by a Schedule (the "Primary ISDA Agreement").

         This Confirmation constitutes a binding agreement between you and us and will supplement, form a part of, and be subject to the Primary ISDA Agreement described above as amended and supplemented from time to time.

         The Counterparty and the Trust acknowledge that this Transaction relates to the Floating Rate Asset Backed Certificates (the "Certificates") issued by the Trust for value pursuant to and subject to the Trust Agreement.

         Capitalized terms used and not otherwise defined herein, in the Primary ISDA Agreement or in the Definitions shall have the meanings assigned to them in Exhibit A or Exhibit B hereto, as applicable.

         All references to "dollars" or to "$" shall be references to amounts in United States Dollars.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:  Interest Rate Swap.

         Notional Amount: $92,510,000.00 with respect to the initial Calculation Period. The Notional Amount with respect to each Calculation Period thereafter shall be equal to the Non-Retained Certificate Balance as of the close of business on the Distribution Date at the beginning of the relevant Calculation Period (as set forth in the Calculation Statement (defined below) delivered by the Trust to the Counterparty on or prior to the Determination Date relating to such Calculation Period pursuant to Section 3 below).

         Trade Date: January 7, 2003.

         Effective Date: January 15, 2003.

         Termination Date: The earlier of the close of business on (i) June 15, 2010, and (ii) the Fixed Rate Payer Payment Date on which the Notional Amount is reduced to zero.

         Fixed Amounts:

                  Fixed Rate Payer: The Trust.

                  Fixed Rate Payer Period End Dates: The 15/th/ calendar day of each month, commencing February 18, 2003 to and including June 15, 2010 with, in each case, subject to adjustment in accordance with the Following Business Day Convention.

                  Fixed Rate Payer Payment Date: One Business Day prior to each Distribution Date.

                  Fixed Rate: 2.870%.

                  Fixed Rate Day Count Fraction: 30/360.

         Floating Amounts:

                  Floating Rate Payer: The Counterparty.

                  Floating Rate Payer Period End Dates: Each Fixed Rate Payer Period End Date.

                  Floating Rate Payer Payment Dates: Each Fixed Rate Payer Payment Date.

                  Reset Dates: Each Distribution Date.

                  Floating Rate: LIBOR (as defined in Exhibit A hereto).

                  Spread: 47 Basis Points.

                  Floating Rate Day Count Fraction: Actual/360.

                  Compounding: Inapplicable.

         Business Days for Payment: New York (New York), Detroit (Michigan) and Chicago (Illinois).

         Calculation Agent: The Trust, or General Motors Acceptance Corporation, as agent for and on behalf of the Trust.

         Default Rate: For any United States Dollar payments, the rate determined under the option entitled "USD Federal Funds - H.15" plus 1% using daily Reset Dates. The Default Rate will be applied on the basis of Compounding as if the overdue amount were a Notional Amount and using daily Compounding Dates, and interest will accrue and be payable before as well as after judgment.

3. Calculations and Notifications: On or before each Determination Date, the Calculation Agent shall determine the Fixed Amount due to the Counterparty on the next succeeding Fixed Rate Payer Payment Date and the Floating Amount due to the Trust on the next succeeding Floating Rate Payer Payment Date and the Calculation Agent shall notify the Counterparty in writing of both (i) the Floating Rate and (ii) the amount of such payment.

         In addition, on each Determination Date the Trust shall deliver to the Counterparty (by facsimile with hard copy to follow) a statement (the "Calculation Statement") setting forth with respect to the close of business on the immediately preceding Distribution Date the Non-Retained Certificate Balance as of such Distribution Date.

         The Trust will give the Counterparty prompt written notice of any Default under the Indenture.

4. Credit Downgrade: In the event that the Joint Probability is reduced below AA- in the case of S&P or Aa3, in the case of Moody's, the Offsetting Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and the Counterparty of such event and (unless, within thirty (30) days after such reduction, the applicable Rating Agency has reconfirmed the ratings of the Certificates and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of receipt of notice of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Certificates or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability, either:

                  (1) (x) obtain a substitute swap provider (the "Substitute Swap Provider") acceptable to the Trust (such acceptance not to be unreasonably withheld) and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld), provided such replacement would result in an S&P Joint Probability of at least AA- and a Moody's Joint Probability of at least Aa3, except that such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder; or (y) replace, with the consent of the then current Offsetting Counterparty, the swap transaction with the then current Offsetting Counterparty with a swap transaction with a replacement Offsetting Counterparty on terms approved by S&P and Moody's or enter into a swap transaction with another party such that such party shall be acting as an intermediary between the Counterparty and the then current Offsetting Counterparty (such replacement or intermediary being the "Replacement Offsetting Counterparty"); or

                  (2) enter into an ISDA Credit Support Annex with the Trust mutually acceptable to the Trust and the Counterparty; or

                  (3) enter into such other credit support arrangements to assure performance by the Counterparty of its obligations under this Transaction.

         Notwithstanding the foregoing, in the event that the Joint Probability is reduced below A- in the case of S&P, or A3, in the case of Moody's, then the Offsetting Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and the Counterparty of such event and (unless, within thirty (30) days after such reduction the applicable Rating Agency has reconfirmed the ratings of the Certificates and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of receipt of notice of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Certificates or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability as a direct result of the reduction of such Joint Probability, obtain a Substitute Swap Provider acceptable to the Trust (such acceptance not to be unreasonably withheld) and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld) provided such replacement would result in an S&P Joint Probability of at least AA- or a Moody's Joint Probability of Aa3 except that such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder.

         Upon any replacement of this Transaction with a swap transaction with a Substitute Swap Provider, this Transaction shall terminate without any payment by either party hereto and any and all collateral posted by the Counterparty shall be returned to it within three (3) Business Days and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate.

         In the event that the Counterparty fails to satisfy its obligations set forth above in this Section 4, the Trust or any permitted assignee or transferee of the Trust shall have the option, exercisable in its discretion and with regard to the interests of the Certificateholders, within ten (10) Business Days following the date of expiry of the thirty (30) day period after the date of receipt of notice of the reduction (unless, within thirty (30) days of receipt of notice of such reduction, the applicable Rating Agency has reconfirmed the rating of the Certificates that was in effect immediately prior to such reduction), to designate (in writing) an Early Termination Date on the basis that such failure shall be treated as a Termination Event with the Counterparty as the Affected Party. For the avoidance of doubt, the Counterparty and the Trust acknowledge and agree that any such failure shall not constitute an Event of Default.

5.       Account Details:

                  Payments to Fixed Rate Payer:

                           Bank One, National Association
                           ABA   No.: 071000013
                           A/C:  No.: 10-43256 further credit to CARAT 2003-1
                                   Collection Account No. 26000104000
                           Attn: Keith Richardson

                  Payments to Floating Rate Payer:

                           Citibank, New York
                           ABA No.: 021-000-089
                           Ref.:    Morgan Stanley Capital Services Inc.
                           A/C No.: 4072-4601

6. Limited Recourse: Notwithstanding anything to the contrary contained herein but without limiting the Counterparty's rights under Section 5(a)(i) of the Primary ISDA Agreement, all of the obligations of the Trust shall be payable by the Trust only at the times and to the extent of funds available therefor under the Trust Sale and Servicing Agreement and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as, and then to the extent that, the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire one year and one day after the final payment with respect to all notes and certificates issued by the Trust.

7. Limitation of Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as Owner Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

8. To the extent that a capitalized term in this Transaction is defined by reference to a related definition contained in any Trust Document, for purposes of this Transaction only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

                                     * * * *

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                      CAPITAL AUTO RECEIVABLES ASSET
                                      TRUST 2003-1

                                      By:  DEUTSCHE BANK TRUST COMPANY DELAWARE,
                                           not in its individual capacity
                                           but solely as Owner Trustee

                                      By:_______________________________________
                                      Name:
                                      Title:

Accepted and confirmed as
of the date first written above:

MORGAN STANLEY CAPITAL SERVICES INC.

By:_____________________________
Name:
Title:

Acknowledged and agreed as
of the date first written above:

GENERAL MOTORS ACCEPTANCE CORPORATION,
solely as Calculation Agent

By:_____________________________
Name:
Title:

                                    EXHIBIT A

The following terms shall have the following meanings in this Confirmation:

         "Determination Date": the tenth (10th) day of each calendar month, or if such tenth (10th) day is not a Business Day, the next succeeding Business Day.

         "Distribution Date": the fifteenth (15th) day of each succeeding calendar month following the Effective Date or, if such fifteenth (15th) day is not a Business Day, the next such succeeding Business Day, commencing February 18, 2003.

         "Indenture": the Indenture, dated as of January 15, 2003, between the Trust and the Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.

         "Indenture Trustee": Bank One, National Association, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

         "LIBOR": with respect to each Floating Rate Payer Payment Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Telerate Service Page 3750 as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the Distribution Date (or, in the case of the initial Floating Rate Payer Payment Date, two LIBOR Business Days prior to Closing Date) preceding such Floating Rate Payer Payment Date. If the rate does not appear on that date on the Telerate Service Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), then LIBOR will be the Reference Bank Rate.

         "LIBOR Business Day": any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

         "Non-Retained Certificates": on any day, means those Certificates the beneficial ownership of which is held by any person other than the Seller, General Motors Corporation, or any other subsidiary of General Motors Corporation.

         "Non-Retained Certificate Balance": as of the Effective Date, $92,510,000.00 with respect to each Distribution Date thereafter, the aggregate Certificate Balance (as defined in the Trust Agreement) of any and all outstanding Non-Retained Certificates.

         "Other Securities": Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes issued by the Trust.

         "Reference Bank Rate": for any Floating Rate Payer Payment Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Calculation Agent) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the Distribution Date preceding such Floating Rate Payer Payment Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the Certificates then outstanding. The Calculation Agent will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Calculation Agent, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of the Certificates then outstanding. If no quotation can be obtained, then LIBOR will be the rate for the prior Floating Rate Payer Payment Date.

         "Seller": Capital Auto Receivables, Inc., which has executed the Trust Sale and Servicing Agreement as the Seller, or its successor in interest pursuant to Section 3.03 of the Trust Sale and Servicing Agreement.

         "Trust Agreement": the Trust Agreement, dated as of January 15, 2003, between the Seller and Deutsche Bank Trust Company Delaware, as amended, modified and supplemented from time to time in accordance with its terms.

         "Trust Sale and Servicing Agreement": the Trust Sale and Servicing Agreement, dated as of the date hereof among the Seller, General Motors Acceptance Corporation, as Servicer, and the Trust, as amended, modified and supplemented from time to time in accordance with its terms.

                                    EXHIBIT B

          "Contingent Party": the Offsetting Counterparty or the Replacement Offsetting Counterparty, as applicable.

          "Fallback Swap Transaction": the swap transaction entered into by the Trust and Offsetting Counterparty relating to the Certificates.

          "Joint Probability": the Moody's Joint Probability or the S&P Joint Probability, as applicable.

          "Moody's": Moody's Investors Service, Inc. and its successors.

          "Moody's Joint Probability" means the joint probability determined by Moody's of the long-term likelihood of payment under this interest rate swap determined by locating the intersection of the long-term unsecured debt ratings of the Primary Party and the Contingent Party on the table below headed "Implied Joint Support Rating for Medium Correlation Case" (except that, for any pairing other than the initial Primary Party with the initial Contingent Party, the table below to be used shall be the table headed "Implied Joint Support Rating for Low Correlation Case" or the table headed "Implied Joint Support Rating for High Correlation Case" if so specified by Moody's within five days after Moody's has received notice of a potential pairing of a Primary Party with a Contingent Party).

             IMPLIED JOINT SUPPORT RATING FOR HIGH CORRELATION CASE

         Rating of the Higher Rated Party

            -----------------------------------------------------------------------------------------------------------
                   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1    B2    B3   Caa
            -----------------------------------------------------------------------------------------------------------
  Rating     Aaa   Aaa
            -----------------------------------------------------------------------------------------------------------
  of         Aa1   Aaa   Aaa
            -----------------------------------------------------------------------------------------------------------
  the        Aa2   Aaa   Aaa   Aa1
            -----------------------------------------------------------------------------------------------------------
  Lower      Aa3   Aaa   Aaa   Aa1   Aa2
            -----------------------------------------------------------------------------------------------------------
  Rated      A1    Aaa   Aaa   Aa1   Aa2   Aa3
            -----------------------------------------------------------------------------------------------------------
  Party      A2    Aaa   Aaa   Aa1   Aa2   Aa3   A1
            -----------------------------------------------------------------------------------------------------------
             A3    Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2
            -----------------------------------------------------------------------------------------------------------
             Baa1  Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2   A3
            -----------------------------------------------------------------------------------------------------------
             Baa2  Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2   A3     Baa1
            -----------------------------------------------------------------------------------------------------------
             Baa3  Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2   A3     Baa1  Baa2
            -----------------------------------------------------------------------------------------------------------
             Ba1   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1
            -----------------------------------------------------------------------------------------------------------
             Ba2   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2
            -----------------------------------------------------------------------------------------------------------
             Ba3   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3
            -----------------------------------------------------------------------------------------------------------
             B1    Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1
            -----------------------------------------------------------------------------------------------------------
             B2    Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1    B2
            -----------------------------------------------------------------------------------------------------------
             B3    Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1    B2    B3
            -----------------------------------------------------------------------------------------------------------
             Caa   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1    B2    B3   Caa
            -----------------------------------------------------------------------------------------------------------

             IMPLIED JOINT SUPPORT RATING FOR HIGH CORRELATION CASE

         Rating of the Higher Rated Party

            --------------------------------------------------------------------------------------------------------
                   Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1  Baa2  Baa3   Ba1   Ba2   Ba3   B1   B2   B3   Caa
            --------------------------------------------------------------------------------------------------------
  Rating     Aaa   Aaa
            --------------------------------------------------------------------------------------------------------
  of         Aa1   Aaa   Aaa
            --------------------------------------------------------------------------------------------------------
  the        Aa2   Aaa   Aaa   Aa1
            --------------------------------------------------------------------------------------------------------
  Lower      Aa3   Aaa   Aaa   Aa1   Aa1
            --------------------------------------------------------------------------------------------------------
  Rated      A1    Aaa   Aaa   Aa1   Aa1   Aa1
            --------------------------------------------------------------------------------------------------------
  Party      A2    Aaa   Aaa   Aa1   Aa1   Aa2   Aa2
            --------------------------------------------------------------------------------------------------------
             A3    Aaa   Aaa   Aa1   Aa1   Aa2   Aa2   Aa3
            --------------------------------------------------------------------------------------------------------
             Baa1  Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2
            --------------------------------------------------------------------------------------------------------
             Baa2  Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2    A3
            --------------------------------------------------------------------------------------------------------
             Baa3  Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2    A3    Baa2
            --------------------------------------------------------------------------------------------------------
             Ba1   Aaa   Aa1   Aa1   Aa2   Aa3    A1   A2    A3    Baa1  Baa2   Baa3
            --------------------------------------------------------------------------------------------------------
             Ba2   Aaa   Aa1   Aa1   Aa2   Aa3    A1   A2    A3    Baa1  Baa2   Ba1   Ba1
            --------------------------------------------------------------------------------------------------------
             Ba3   Aaa   Aa1   Aa1   Aa2   Aa3    A1   A2    A3    Baa1  Baa3   Ba1   Ba1   Ba2
            --------------------------------------------------------------------------------------------------------

             IMPLIED JOINT SUPPORT RATING FOR HIGH CORRELATION CASE

         Rating of the Higher Rated Party

            ---------------------------------------------------------------------------------------------------------
                   Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1  Baa2  Baa3   Ba1   Ba2   Ba3   B1   B2   B3   Caa
            ---------------------------------------------------------------------------------------------------------
  Rating     Aaa   Aaa
            ---------------------------------------------------------------------------------------------------------
  of         Aa1   Aaa   Aaa
            ---------------------------------------------------------------------------------------------------------
  the        Aa2   Aaa   Aaa   Aaa
            ---------------------------------------------------------------------------------------------------------
  Lower      Aa3   Aaa   Aaa   Aaa   Aaa
            ---------------------------------------------------------------------------------------------------------
  Rated      A1    Aaa   Aaa   Aaa   Aaa   Aaa
            ---------------------------------------------------------------------------------------------------------
  Party      A2    Aaa   Aaa   Aaa   Aaa   Aaa   Aa1
            ---------------------------------------------------------------------------------------------------------
             A3    Aaa   Aaa   Aaa   Aaa   Aaa   Aa1   Aa2
            ---------------------------------------------------------------------------------------------------------
             Baa   Aaa   Aaa   Aaa   Aaa   Aaa   Aa1   Aa3   Aa3
             1
            ---------------------------------------------------------------------------------------------------------
             Baa   Aaa   Aaa   Aaa   Aaa   Aaa   Aa1   Aa3   A1    A1
             2
            ---------------------------------------------------------------------------------------------------------
             Baa   Aaa   Aaa   Aaa   Aaa   Aa1   Aa1   Aa3   A1    A1    Baa1
             3
            ---------------------------------------------------------------------------------------------------------
             Ba1   Aaa   Aaa   Aaa   Aa1   Aa1   Aa2   A1    A1    A2    Baa1   Baa3
            ---------------------------------------------------------------------------------------------------------
             Ba2   Aaa   Aaa   Aa1   Aa1   Aa1   Aa2   A1    A1    A2    Baa2   Baa3  Ba1
            ---------------------------------------------------------------------------------------------------------
             Ba3   Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2    A3    Baa2   Baa3  Ba1   Ba2
            ---------------------------------------------------------------------------------------------------------
             B1    Aaa   Aa1   Aa1   Aa2   Aa3   Aa3   A1    A3    Baa1  Baa2   Ba1   Ba1   Ba2   Ba3
            ---------------------------------------------------------------------------------------------------------
             B2    Aaa   Aa1   Aa2   Aa2   Aa3   A1    A2    A3    Baa1  Baa3   Ba1   Ba1   Ba3   Ba3  B1
            ---------------------------------------------------------------------------------------------------------
             B3    Aaa   Aa1   Aa2   Aa3   A1    A1    A3    Baa1  Baa2  Baa3   Ba1   Ba2   Ba3   B1   B1   B3
            ---------------------------------------------------------------------------------------------------------
             Caa   Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1  Baa2  Baa3   Ba1   Ba2   Ba3   B1   B2   B3   Caa
            ---------------------------------------------------------------------------------------------------------

Notwithstanding the foregoing, in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section

2.02 of the Triparty Agreement, then the term "Moody's Joint Probability" shall refer to the Offsetting Counterparty's long term senior unsecured credit rating assigned by Moody's (and, for avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).

     "Offsetting Counterparty" means General Motors Acceptance Corporation or any successor thereto ("GMAC") under the Fallback Swap Transactions entered into between the Trust and GMAC.

     "Primary Party": the Counterparty, unless a Substitute Swap Provider has been obtained, in which case it shall be the Substitute Swap Provider or, if applicable, a guarantor thereof.

     "Rating Agency": each of S&P and Moody's.

     "S&P": Standard & Poor's Ratings Services and its successors.

     "S&P Joint Probability" means the joint probability determined by S&P of the long-term likelihood of payment under the interest rate swap determined by locating the intersection of the Counterparty's long term senior unsecured debt rating and the Offsetting Counterparty's long-term senior unsecured debt rating in the following table:

                          IMPLIED JOINT SUPPORT RATING

     PRIMARY PARTY

     -----------------------------------------------------------------------------------------------------------
                             AAA     AA+      AA       AA-      A+      A        A-       BBB+     BBB    BBB-
     -----------------------------------------------------------------------------------------------------------
      CONTINGENT   AAA      AAA     AAA      AAA      AAA     AAA      AAA      AAA      AAA     AAA      AAA
                ------------------------------------------------------------------------------------------------
      PARTY        AA+      AAA     AAA      AAA      AAA     AAA      AAA      AAA      AAA     AAA      AAA
                ------------------------------------------------------------------------------------------------
                   AA       AAA     AAA      AAA      AAA     AAA      AAA      AAA      AA+     AA+      AA+
                ------------------------------------------------------------------------------------------------
                   AA-      AAA     AAA      AAA      AA+     AA+      AA+      AA+      AA+     AA+      AA
                ------------------------------------------------------------------------------------------------
                   A+       AAA     AAA      AAA      AA+     AA+      AA+      AA+      AA      AA       AA-
                ------------------------------------------------------------------------------------------------
                   A        AAA     AAA      AAA      AA+     AA+      AA       AA       AA-     AA-      A+
                ------------------------------------------------------------------------------------------------
                   A-       AAA     AAA      AAA      AA+     AA+      AA       AA-      A+      A+       A
                ------------------------------------------------------------------------------------------------
                   BBB+     AAA     AAA      AA+      AA+     AA       AA-      A+       A       A        A-
                ------------------------------------------------------------------------------------------------
                   BBB      AAA     AAA      AA+      AA+     AA       AA-      A+       A       A-       BBB+
                ------------------------------------------------------------------------------------------------
                   BBB-     AAA     AAA      AA+      AA      AA-      A+       A        A-      BBB+     BBB
                ------------------------------------------------------------------------------------------------

Notwithstanding the foregoing, (i) in the event that the long-term senior unsecured debt rating of either the Primary Party or the Contingent Party is rated below BBB- by S&P, then the S&P Joint Probability shall be the higher of the then current long-term senior unsecured debt rating of the Primary Party and the Contingent Party and (ii) in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section
2.02 of the Triparty Agreement, then the term "S&P Joint Probability" shall refer to the Offsetting Counterparty's long-term senior unsecured credit rating assigned by S&P (and, for the avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).

     "Triparty Agreement": the Triparty Contingent Assignment Agreement dated as of the Effective Date among the Trust, the Offsetting Counterparty and the Counterparty.